UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Murphy USA Inc.

(Name of Registrant as Specified in Its Charter)

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☐	Fee paid previously with preliminary materials

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MURPHY USA Your Vote Counts! MURPHY USA INC. 2023 Annual Meeting Vote by May 03, 2023 11:59 PM ET ATT CONNEC You invested in MURPHY USA INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 04, 2023. Get informed before you vote View the Combined Document online OR you can receive a free paper or email copy of the materials) by requesting prior to April 20, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Pv For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 04, 2023 8:00 AM CDT Murphy USA Corporate Headquarters 200 East Peach Street El Dorado, AR 71730 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Three Class I Directors Whose Current Term Expires on the Date of the Annual Meeting. Nominees: 1a. Claiborne P. Deming 1b. Hon. Jeanne L. Phillips For For 1C. Jack T. Taylor For 2. Ratification of Appointment of Independent Registered Public Accounting Firm for Fiscal 2023. For 3. Approval of Executive Compensation on an Advisory, Non-Binding Basis. For 4. Approval of the Murphy USA Inc. 2023 Omnibus Incentive Plan. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. For Prefer to receive an email instead? While voting on www.Proxy/Wote.com, be sure to click “Sign up for E-delivery”.